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                              ING INVESTORS TRUST
                 ING MFS Mid Cap Growth Portfolio ("Portfolio")

                         Supplement dated April 10, 2006
        to the Adviser Class (ADV Class), Institutional Class (I Class),
      Service Class (Class S), and Service 2 Class (Class S2) Prospectuses
                            Each dated April 28, 2005


         Pursuant to the Manager-of-Manager's exemptive relief received from the U.S. Securities and Exchange Commission, the Board of Trustees of ING Investors Trust has approved the appointment of Fidelity Management & Research Company as sub-adviser to ING MFS Mid Cap Growth Portfolio to replace Massachusetts Financial Services Company as sub-adviser to the Portfolio effective on or about August 7, 2006.

         In connection with this Portfolio Manager change, the name of the Portfolio will be changed to "ING FMR(SM) Mid Cap Growth Portfolio" and the Principal Investment Strategy will be changed as outlined below to reflect the management style of the new sub-adviser.

         PRINCIPAL INVESTMENT STRATEGIES

         The Sub-Adviser normally invests the Portfolio's assets primarily in common stocks.

         The Portfolio normally invests at least 80% of its assets in securities of companies with medium market capitalizations. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. Although a universal definition of medium market capitalization companies does not exist, for purposes of this Portfolio, the Sub-Adviser generally defines medium market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Russell Midcap Index or the S&P MidCap 400 Index. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio's investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy. The size of the companies in each index changes with market conditions and the composition of the index. The Sub-Adviser may also invest the Portfolio's assets in companies with smaller or larger market capitalizations.

         The Sub-Adviser invests the Portfolio's assets in companies it believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue. Companies with high growth potential tend to be companies with higher than average P/E or P/B ratios. Companies with strong growth potential often have new products, technologies, distribution channels, or other opportunities, or have a strong industry or market position. The stocks of these companies are often called "growth" stocks.

         The Sub-Adviser uses the Russell Midcap Growth Index as a guide in structuring the Portfolio and selecting its investments. The Sub-Adviser considers the Portfolio's security, industry and market capitalization weightings relative to the index.


         The Sub-Adviser may invest the Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

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         The Sub-Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management. These securities may then be analyzed using statistical models to further evaluate growth potential, valuation, liquidity and investment risk. In buying and selling securities for the Portfolio, the Sub-Adviser invests for the long term and selects those securities it believes offer strong opportunities for long-term growth of capital and are attractively valued.

         In addition to the principal investment strategies discussed above, the Sub-Adviser may lend the Portfolio's securities to broker-dealers or other institutions to earn income for the Portfolio.

         The Sub-Adviser may also use various techniques, such as buying and selling futures contracts and exchange-traded funds, to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values. If the Sub-Adviser's strategies do not work as intended, the Portfolio may not achieve its objective.

         The overall fee structure, including the management fee, breakpoints and administrative services fee will remain the same. However, the assets of the Portfolio will no longer participate in the aggregation of portfolios sub-advised by Massachusetts Financial Services Company and, as a result, the sub-advisory fee payable by the adviser will increase.


                PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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